UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 31, 2020 (July 20, 2020)

Spirit of Texas Bancshares, Inc.

(Exact name of registrant as specified in its charter)

Texas	001-38484	90-0499552
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1836 Spirit of Texas Way

Conroe, Texas 77301

(Address of principal executive offices) (Zip Code)

(936) 521-1836

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, no par value	STXB	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

EXPLANATORY NOTE

This Current Report on Form 8-K/A (this “Amended Form 8-K”) amends and restates in its entirety the Current Report on Form 8-K (the “Original Form 8-K”) filed by Spirit of Texas Bancshares, Inc. (the “Company”) on July 20, 2020. The sole purpose of this Amended Form 8-K is to correct a typographical error in the first Item number referenced in the Original Form 8-K and re-submit the Original Form 8-K under the corrected Item. Instead of referencing Item 2.01, the first Item number referenced in the Original Form 8-K was intended to reference Item 2.02. Other than as set forth in this Explanatory Note, no substantive changes have been made to the Original Form 8-K. This Amended Form 8-K speaks as of the original filing date of the Original Form 8-K does not reflect events that may have occurred after the date and time of the filing of the Original Form 8-K.

Item 2.02	Results of Operations and Financial Condition

On July 20, 2020, Spirit of Texas Bancshares, Inc. (the “Company”) issued a press release announcing its financial results for the second quarter ended June 30, 2020. A copy of the Company’s press release covering such announcement and certain other matters is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

In accordance with General Instruction B.2 of Form 8-K, the information in Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be incorporated by reference into any filing or other document pursuant to the Securities Act of 1933, as amended (the “Securities Act”), except as shall be expressly set forth by specific reference in such filing or document.

Item 8.01	Other Events.

On July 20, 2020, the Company issued a press release announcing the entry by its wholly-owned subsidiary, Spirit of Texas Bank, SSB (the “Bank”), into a Branch Purchase and Assumption Agreement with Moody National Bank, pursuant to which Moody National Bank will purchase certain assets and assume certain liabilities (the “Branch Sale”) associated with the Bank’s branch located at 1010 Bay Area Boulevard, Houston, Texas 77058 (the “Branch”). A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.2 and incorporated herein by reference.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K and the exhibits attached hereto contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are subject to risks and uncertainties and are made pursuant to the safe harbor provisions of Section 27A of the Securities Act. Any statements about our expectations, beliefs, plans, predictions, protections, forecasts, objectives, assumptions or future events or performance are not historical facts and may be forward-looking. Forward-looking statements are typically, but not exclusively, identified by the use of forward-looking terminology such as “believes,” “expects,” “could,” “may,” “will, “should,” “seeks,” “likely,” “intends” “plans,” “pro forma,” “projects,” “estimates” or “anticipates” or the negative of these words and phrases or similar words or phrases that are predictions of or indicate future events or trends and that do not relate solely to historical matters. Forward-looking statements involve numerous risks and uncertainties and you should not rely on them as predictions of future events. Factors that could cause our actual results to differ materially from those described in the forward-looking statements include, among others: (i) changes in general business, industry or economic conditions, or competition; (ii) the impact of the COVID-19 pandemic on the Bank’s business, including the impact of actions taken by governmental and regulatory authorities in response to such pandemic, such as the Coronavirus Aid, Relief, and Economic Security Act and the programs established thereunder, and the Bank’s participation in such programs, (iii) changes in any applicable law, rule, regulation, policy, guideline, or practice governing or affecting bank holding companies and their subsidiaries or with respect to tax or accounting principles or otherwise; (iv) adverse changes or conditions in capital and financial markets; (v) changes in interest rates; (vi) the possibility that any of the anticipated benefits of the Branch Sale will not be realized or will not be realized within the expected time period; (vii) the risk that converting the operations of the Branch to Moody will be materially delayed or will be more difficult than expected; (viii) the effect of the announcement of the Branch Sale on customer relationships and operating results; (ix) the possibility that the

Branch Sale may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (x) higher-than-expected costs or other difficulties related to integration of combined or merged businesses; (xi) the inability to realize expected cost savings or achieve other anticipated benefits in connection with business combinations and other acquisitions; (xii) changes in the quality or composition of our loan and investment portfolios; (xii) adequacy of loan loss reserves; (xiii) increased competition; (xiv) loss of certain key officers; (xv) continued relationships with major customers; (xvi) deposit attrition; (xvii) rapidly changing technology; (xviii) unanticipated regulatory or judicial proceedings and liabilities and other costs; (xix) changes in the cost of funds, demand for loan products, or demand for financial services; (xx) other economic, competitive, governmental, or technological factors affecting our operations, markets, products, services, and prices; and (xxi) our success at managing the foregoing items. For a discussion of additional factors that could cause our actual results to differ materially from those described in the forward-looking statements, please see the risk factors discussed in our most recent Annual Report on Form 10-K and other reports that are filed with the Securities and Exchange Commission.

While forward-looking statements reflect our good-faith beliefs, they are not guarantees of future performance. All forward-looking statements are necessarily only estimates of future results. Accordingly, actual results may differ materially from those expressed in or contemplated by the particular forward-looking statement, and, therefore, you are cautioned not to place undue reliance on such statements. Further, any forward-looking statement speaks only as of the date on which it is made, and we undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events or circumstances, except as required by applicable law.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release, dated July 20, 2020, issued by Spirit of Texas Bancshares, Inc., announcing financial results

99.2	Press Release, dated July 20, 2020, issued by Spirit of Texas Bancshares, Inc. announcing Branch Sale

104	Cover Page Interactive Data File (imbedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 31, 2020

SPIRIT OF TEXAS BANCSHARES, INC.

By:	/s/ Allison Johnson
Name:	Allison Johnson
Title:	Interim Chief Financial Officer and Chief Accounting Officer